Exhibit 99

AGREEMENT BY AND BETWEEN

Millennium Bank, National Association

Reston, Virginia

and

The Comptroller of the Currency

Millennium Bank, National Association, Reston, Virginia (“Bank”) and the Comptroller of the Currency of the United States of America (“Comptroller”) wish to protect the interests of the depositors, other customers, and shareholders of the Bank, and, toward that end, wish the Bank to operate safely and soundly and in accordance with all applicable laws, rules and regulations.

The Comptroller, through his National Bank Examiner, has examined the Bank and his findings are contained in the Report of Examination (“ROE”) for the examination commenced on July 23, 2007.

                In consideration of the above premises, it is agreed, between the Bank, by and through its duly elected and acting Board of Directors (“Board”), and the Comptroller, through his authorized representative, that the Bank shall operate at all times in compliance with the articles of this Agreement.

Article I

JURISDICTION

(1)   This Agreement shall be construed to be a “written agreement entered into with the agency” within the meaning of 12 U.S.C. § 1818(b)(1).

(2)   This Agreement shall be construed to be a “written agreement between such depository institution and such agency” within the meaning of 12 U.S.C. § 1818(e)(1) and 12 U.S.C. § 1818(i)(2).

(3)   This Agreement shall be construed to be a “formal written agreement” within the meaning of 12 C.F.R. § 5.51(c)(6)(ii).  See 12 U.S.C. § 1831i.

(4)   This Agreement shall be construed to be a “written agreement” within the meaning of 12 U.S.C. § 1818(u)(1)(A).

(5)   This Agreement shall cause the Bank to be designated as in “troubled condition,” as set forth in 12 C.F.R. § 5.51(c)(6), unless otherwise informed in writing by the Comptroller.

(6)   This Agreement shall cause the Bank not to be designated as an “eligible bank” for purposes of 12 C.F.R. § 5.3(g), unless otherwise informed in writing by the Comptroller.

(7)   All reports or plans which the Bank or Board has agreed to submit to the Assistant Deputy Comptroller pursuant to this Agreement shall be forwarded to the:

Maryann H. Kennedy

Assistant Deputy Comptroller

Maryland/National Capital Area Satellite Office

395 E Street SW, Suite 850

Washington, DC  20024

Article II

COMPLIANCE COMMITTEE

(1)   Within thirty (30) days of the date of this Agreement, the Board shall appoint a Compliance Committee of at least five (5) directors, of which no more than one (1) shall be an employee or controlling shareholder of the Bank or any of its affiliates (as the term “affiliate” is defined in 12 U.S.C. § 371c(b)(1)), or a family member of any such person.  Upon appointment, the names of the members of the Compliance Committee and, in the event of a change of the membership, the name of any new member shall be submitted in writing to the Assistant Deputy Comptroller.  The Compliance Committee shall be responsible for monitoring and coordinating the Bank’s adherence to the provisions of this Agreement.

(2)   The Compliance Committee shall meet at least monthly.

(3)   Within thirty (30) days of the date of this Agreement and every thirty (30) days thereafter, the Compliance Committee shall submit a written progress report to the Board setting forth in detail:

(a)                                  a description of the action needed to achieve full compliance with each Article of this Agreement;

(b)                                 actions taken to comply with each Article of this Agreement; and

(c)                                  the results and status of those actions.

(4)   The Board shall forward a copy of the Compliance Committee’s report, with any additional comments by the Board, to the Assistant Deputy Comptroller within ten (10) days of receiving such report.

Article III

CAPITAL PLAN AND HIGHER MINIMUMS

(1)   By March 31, 2008, the Bank shall achieve and maintain the following capital levels, as defined in 12 C.F.R. Part 3:

(a)                                  Total risk based capital equal to thirteen percent (13%) of risk-weighted assets;

(b)                                 Tier 1 capital equal twelve (12%) percent of risk weighted assets; and

(c)                                  Leverage ratio equal to ten percent (10%) of adjusted total assets.

(2)   The requirement in this Agreement to meet and maintain a specific capital level means that the Bank may not be deemed to be “well capitalized” for purposes of 12 U.S.C. § 1831o and 12 C.F.R. Part 6, as provided in 12 C.F.R. § 6.4(b)(1)(iv).

(3)   Within sixty (60) days of the date of this Agreement, the Board shall develop, implement, and thereafter ensure Bank adherence to a three year capital program.  The program shall include:

(a)                                  specific plans for the maintenance of adequate capital that may in no event be less than the requirements of paragraph (1);

(b)                                 projections for growth and capital requirements based upon a detailed analysis of the Bank’s assets, liabilities, earnings, fixed assets, and off-balance sheet activities;

(c)                                  projections of the sources and timing of additional capital to meet the Bank’s current and future needs;

(d)                                 the primary source(s) from which the Bank will strengthen its capital structure to meet the Bank’s needs;

(e)                                  contingency plans that identify alternative methods should the primary source(s) under (d) above not be available, including the sale, merger, or liquidation of the Bank;

(f)                                    consistency with the planning processes throughout the bank, including but not limited to the Strategic Plan (Article III); and

(g)                                 a dividend policy that permits the declaration of a dividend only:

i.                                          when the Bank is in compliance with its approved capital program;

ii.                                       when the Bank is in compliance with 12 U.S.C. §§ 56 and 60; and

iii.                                    with the prior written determination of no supervisory objection by the Assistant Deputy Comptroller.

(h)                                 Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the dividend policy.

(4)   Upon completion, the Bank’s capital program shall be submitted to the Assistant Deputy Comptroller for prior determination of no supervisory objection.  Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the capital program.  The Board shall review and update the Bank’s capital program on an annual basis, or more frequently if necessary.  Copies of the reviews and updates shall be submitted to the Assistant Deputy Comptroller.

(5)   The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

Article IV

STRATEGIC PLAN

(1)   Within one hundred twenty (120) days of the date of this Agreement, and taking into consideration the Capital Plan required by Article II, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written strategic plan for the Bank covering at least a three-year period.  The strategic plan shall establish objectives for the Bank’s overall risk profile, earnings performance, growth, balance sheet mix, off-balance sheet activities, liability structure, capital adequacy, reduction in the volume of nonperforming assets, product line development and market segments that the Bank intends to promote or develop, together with strategies to achieve those objectives and, at a minimum, include:

(a)                                  a mission statement that forms the framework for the establishment of strategic goals and objectives;

(b)                                 an assessment of the Bank’s present and future operating environment;

(c)                                  the development of strategic goals and objectives to be accomplished over the short and long term, including an assessment of whether the sale, merger, or liquidation of the Bank is in the best interests of the Bank, its shareholders, and its depositors;

(d)                                 an identification of the Bank’s present and future product lines (assets and liabilities) that will be utilized to accomplish the strategic goals and objectives established in (1)(c) of this Article;

(e)                                  an evaluation of the Bank’s internal operations, staffing requirements, board and management information systems and policies and procedures for their adequacy and contribution to the accomplishment of the goals and objectives developed under (1)(c) of this Article;

(f)                                    a management employment and succession program to promote the retention and continuity of capable management;

(g)                                 an action plan to improve bank earnings and accomplish identified strategic goals and objectives, including individual responsibilities, accountability and specific time frames;  the plan shall include the following:

i.                                          identification of the major areas in and means by which the Board will seek to improve the Bank’s operating performance

ii.                                       realistic and comprehensive annual budgets, including projected balance sheets and year-end income statements, including sufficient detail to provide for a meaningful tracking mechanism;

iii.                                    a budget review process to monitor both the Bank’s income and expenses, and to compare actual figures with budgetary projections;

iv.                                   detailed and contingency plans in the event a negative variance in budgetary projections occur, including an option to sell, merge or liquidate the bank with corresponding triggers, timeframes and a detailed process; and

v.                                      a description of the operating assumptions that form the basis for major projected income and expense components.

(h)                                 a financial forecast to include projections for major balance sheet and income statement accounts and desired financial ratios over the period covered by the strategic plan;

(i)                                     control systems to mitigate risks associated with planned new products, growth, or any proposed changes in the Bank’s operating environment;

(j)                                     specific plans to establish responsibilities and accountability for the strategic planning process, new products, growth goals, or proposed changes in the Bank’s operating environment; and

(k)                                  systems to monitor the Bank’s progress in meeting the plan’s goals and objectives.

(2)   Upon adoption, a copy of the plan shall be forwarded to the Assistant Deputy Comptroller for review and prior determination of no supervisory objection.  Immediately upon receiving a determination of supervisory non-objection, the strategic plan shall be implemented.

(3)   The Bank must give the Assistant Deputy Comptroller at least sixty (60) days’ advance, written notice of its intent to deviate significantly from the strategic plan.

(a)                                  For purposes of this Article, changes that may constitute a significant deviation from the strategic plan include, but are not limited to, any significant deviations from marketing strategies, marketing partners, acquisition channels; underwriting practices and standards, account management strategies and test programs; collection strategies, partners or operations; fee structure, pricing, or fee application methods; accounting processes and practices; funding strategy; or any other changes in personnel, operations or external factors that may have a material impact on the Bank’s operations or financial performance.

(b)                                 Prior to making any changes that significantly deviate from the Bank’s strategic plan, the Board shall perform an evaluation of the adequacy of the Bank’s organizational structure, staffing, management information systems, internal controls and written policies and procedures to identify, measure, monitor, and control the risks associated with the product or service. The evaluation shall include an assessment of the impact of such change on the Bank’s condition, including a profitability analysis.

(4)   If the OCC determines, in its sole judgment, that the Bank has failed to submit an acceptable strategic plan as required by paragraph (1) of this Article or has failed to implement or adhere to the Bank’s specific, measurable, and verifiable objectives included in the strategic plan, for which the OCC has taken no supervisory objection pursuant to paragraph (2) of this Article, then within fifteen (15) days of receiving written notice from the OCC of such fact, the Board shall develop and shall submit to the OCC for its review and prior determination of no supervisory objection a revised strategic plan, which shall detail the Bank’s proposal to correct deficiencies resulting in the Bank’s failure and to adhere to the Bank’s original strategic plan.

(a)                                  After the OCC has advised the Bank that it does not take supervisory objection to the revised strategic plan, the Board shall immediately implement, and shall thereafter ensure adherence to, the terms of the revised strategic plan.

(b)                                 Failure to submit a timely, acceptable revised strategic plan may be deemed a violation of this Agreement, in the exercise of the OCC’s sole discretion.

(5)   The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the plan developed pursuant to this Article.

Article V

SENIOR LENDING OFFICER

(1)   Within sixty (60) days of the date of this Agreement, the Board shall identify, and submit for supervisory review, a capable Senior Lending Officer who shall be vested with sufficient executive authority to fulfill the duties and responsibilities of the position and ensure the safe and sound operation of the Bank.

(2)   Prior to the appointment of any individual to the Senior Lending Officer  position, the Board shall submit to the Assistant Deputy Comptroller the following information:

(a)                                  the information sought in the “Changes in Directors and Senior Executive Officers” booklet of the Comptroller’s Corporate Manual, together with a legible fingerprint card for the proposed individual;

(b)                                 a written statement of the Board’s reasons for selecting the proposed officer; and

(c)                                  a written description of the proposed officer’s duties and responsibilities.

(3)   The Assistant Deputy Comptroller shall have the power to disapprove the appointment of the individual.  However, the lack of disapproval of an individual shall not constitute an approval or endorsement of the proposed officer.

(4)   The requirement to submit information and the prior disapproval provisions of this Article are based on the authority of 12 U.S.C. § 1818(b) and do not require the Comptroller or the Assistant Deputy Comptroller to complete his/her review and act on any such information or authority within ninety (90) days.

Article VI

LOAN PORTFOLIO MANAGEMENT

(1)   The Board shall, within ninety (90) days of the date of this Agreement, develop, implement, and thereafter ensure adherence to a written program to improve the Bank’s loan portfolio management.  The program shall include, but not be limited to:

(a)                                  an independent review of the Bank’s credit structure to assess the quality and effectiveness of lending supervision and credit administration, credit risk management practices, and internal controls;

(b)                                 procedures to ensure satisfactory and perfected collateral documentation;

(c)                                  procedures to ensure that extensions of credit are granted, by renewal or otherwise, to any borrower only after obtaining and analyzing current and satisfactory credit information;

(d)                                 procedures to ensure conformance with loan approval requirements;

(e)                                  a system to track and analyze exceptions;

(f)                                    procedures to ensure conformance with Call Report instructions;

(g)                                 procedures to ensure the accuracy of internal management information systems;

(h)                                 a performance appraisal process, including performance appraisals, job descriptions, and incentive programs for loan officers, which adequately consider their performance relative to policy compliance, documentation standards, accuracy in credit grading, and other loan administration matters; and

(i)                                     procedures to track and analyze concentrations of credit; including stress testing for the significant economic factors and general conditions that impact the credit quality of the Bank’s loan and lease portfolios.

(2)   Upon completion, a copy of the program shall be forwarded to the Assistant Deputy Comptroller.

(3)   Within one hundred twenty (120) days of the date of this Agreement, the Board shall develop, implement, and thereafter ensure Bank adherence to systems which provide for effective monitoring of:

(a)                                  early problem loan identification to assure the timely identification and rating of loans and leases based on lending officer submissions;

(b)                                 statistical records that will serve as a basis for identifying sources of problem loans and leases by industry, size, collateral, division, group, indirect dealer, and individual lending officer;

(c)                                  previously charged-off assets and their recovery potential;

(d)                                 compliance with the Bank’s lending policies and laws, rules, and regulations pertaining to the Bank’s lending function;

(e)                                  adequacy of credit and collateral documentation; and

(f)                                    concentrations of credit as described in the Report of Examination.

(4)   Management will continue to provide the Board, on a monthly basis, with written reports including, at a minimum, the following information:

(a)                                  the identification, type, rating, and amount of problem loans and leases;

(b)                                 the identification and amount of delinquent loans and leases;

(c)                                  credit and collateral documentation exceptions;

(d)                                 the identification and status of credit related violations of law, rule or regulation;

(e)                                  the identity of the loan officer who originated each loan reported in accordance with subparagraphs (a) through (d) of this Article and Paragraph;

(f)                                    an analysis of concentrations of credit, significant economic factors, and general conditions and their impact on the credit quality of the Bank’s loan and lease portfolios;

(g)                                 the identification and amount of loans and leases to executive officers, directors, principal shareholders (and their related interests) of the Bank; and

(h)                                 the identification of loans and leases not in conformance with the Bank’s lending and leasing policies, and exceptions to the Bank’s lending and leasing policies.

(5)   The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program and systems developed pursuant to this Article.

ARTICLE VII

CRITICIZED ASSETS IMPROVEMENT

(1)   Within ninety (90) days of the date of this Agreement, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written program designed to take immediate and continuing action to protect its interests and/or eliminate the basis of criticism of assets criticized as “loss,”  “doubtful,” “substandard,” or “special mention” in the ROE, in any subsequent Report of Examination, by any internal or external loan review, or in any list provided to management by the National Bank Examiners during an examination.  This program shall include, at a minimum:

(a)                                  an identification of the expected sources of repayment;

(b)                                 an analysis of the sufficiency of repayment sources using current and satisfactory credit information, including cash flow, where loans are to be repaid from operations or income; and

(c)                                  the appraised value of supporting collateral and the position of the Bank’s lien on such collateral where applicable;

(d)                                 the proposed action to eliminate the basis of criticism and the time frame for its accomplishment (“problem loan action plan”).

(2)   Upon adoption, a copy of the program for all criticized assets equal to or exceeding one hundred and fifty thousand dollars ($150,000) shall be forwarded to the Assistant Deputy Comptroller.

(3)   The Board, or a designated committee, shall conduct a review, on at least a monthly basis, to determine:

(a)                                  the status of each criticized asset or criticized portion thereof that equals or exceeds one hundred and fifty thousand dollars ($150,000);

(b)                                 management’s adherence to the program adopted pursuant to this Article;

(c)                                  the status and effectiveness of the written program; and

(d)                                 the need to revise the program or take alternative action.

(4)   A copy of each review shall be forwarded to the Assistant Deputy Comptroller on a monthly basis.

(5)   The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

Article VIII

RISK MANAGEMENT

(1)   Within ninety (90) days of the date of this Agreement, the Board shall develop, implement, and thereafter ensure Bank adherence to a written risk management program to include, at a minimum, the following:

(a)                                  identification of existing credit, interest rate, liquidity, transaction, compliance, strategic, reputation, and a written analysis of those risks;

(b)                                 action plans and time frames to reduce risks where exposure is high, particularly with regard to:

i.                                          credit risk, which impacts directly on liquidity, compliance, strategic, and reputation risks, as more fully discussed in the Report of Examination; and

ii.                                       compliance and reputation risks associated with insider transactions, legal lending limits, and consumer regulations;

(c)                                  policies, procedures or standards which limit the degree of risk the Board is willing to incur, consistent with the strategic plan and the Bank’s financial condition.  This includes analyzing and limiting the risks associated with any new lines of business which the Board undertakes.  The procedures shall ensure that strategic direction and risk tolerances are effectively communicated and followed throughout the Bank and shall describe the actions to be taken where noncompliance with risk policies is identified;

(d)                                 systems to measure and control risks within the Bank.  Measurement systems shall provide timely and accurate risk reports by customer, by department or division, and bank-wide as appropriate; and

(e)                                  procedures to ensure that Bank employees have the necessary skills to supervise effectively the current and the new business risks within the Bank, and procedures to describe the actions to be taken to address deficiencies in staff levels and skills.

(2)   The risk management program shall be consistent with the “Bank Supervision Process” booklet of the Comptroller’s Handbook.

(3)   The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

Article IX

LENDING POLICY

(1)   Within sixty (60) days of the date of this Agreement, the Board shall review and revise the Bank’s written loan policy.  In revising this policy, the Board shall refer to the “Loan Portfolio Management” booklet of the Comptroller’s Handbook.  This policy shall incorporate, but not necessarily be limited to, the following:

(a)                                  a description of acceptable types of loans;

(b)                                 a provision that current and satisfactory credit information will be obtained on each borrower;

(c)                                  maturity scheduling related to the anticipated source of repayment, the purpose of the loan, and the useful life of the collateral;

(d)                                 maximum ratio of loan value to appraised value or acquisition costs of collateral securing the loan;

(e)                                  collection procedures, to include follow-up efforts, that are systematically and progressively stronger;

(f)                                    a pricing policy that takes into consideration costs, general overhead, and probable loan losses, while providing for a reasonable margin of profit;

(g)                                 a definition of the Bank’s trade area;

(h)                                 guidelines and limitations for loans originating outside of the Bank’s trade area;

(i)                                     a limitation on aggregate outstanding loans in relation to other balance sheet accounts;

(j)                                     distribution of loans by category;

(k)                                  limitations regarding the use of brokered deposits to fund loan growth or support criticized loans;

(l)                                     guidelines for loans to insiders, including a statement that such loans will not be granted on terms more favorable than those offered to similar outside borrowers;

(m)                               guidelines and limitations on concentrations of credit, including methods to monitor and stress test accepted concentrations;

(n)                                 a limitation on the type and size of loans that may be made by loan officers without prior approval by the Board or a committee established by the Board for this purpose;

(o)                                 measures to correct the deficiencies in the Bank’s lending procedures noted in the Report of Examination;

(p)                                 guidelines designed to improve Board oversight of the loan approval process, specifically with regard to credits exhibiting significant risk.  At a minimum, the policy shall:

i.                                          establish dollar limits on extensions of credit to any one borrower, above which the prior approval of the Board, or a committee thereof, would be required;

ii.                                       establish dollar limits on aggregate extensions of credit to any one borrower, above which any new extensions of credit to that borrower, regardless of amount, would require the prior approval of the Board, or a committee thereof; and

iii.                                    require that all credits which deviate from the Bank’s normal course of business,  including all credits which deviate from the Bank’s written strategic plan, receive the prior approval of the Board, or a committee thereof.

(q)                                 guidelines consistent with Banking Circular 255, setting forth the criteria under which renewals of extensions of credit may be approved.  At a minimum the policy shall:

i.                                          ensure that renewals are not made for the sole purpose of reducing the volume of loan delinquencies; and

ii.                                       provide guidelines and limitations on the capitalization of interest;

(r)                                    charge-off guidelines, by type of loan or other asset, including Other Real Estate Owned, addressing the circumstances under which a charge-off would be appropriate and ensuring the recognition of losses within the quarter of discovery;

(s)                                  guidelines to ensure that the Allowance for Loan and Lease Losses methodology conforms to the Interagency Policy Statement on the ALLL dated December 13, 2006, as defined in the Report of Examination; and

(t)                                    guidelines for periodic review of the Bank’s adherence to the revised lending policy.

(2)   Upon adoption, the policy shall be implemented, the Board shall thereafter ensure Bank adherence to the policy, and a copy of the policy shall be forwarded to the Assistant Deputy Comptroller for review.

(3)   The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the policy developed pursuant to this Article.

Article X

CONCENTRATIONS OF CREDIT

(1)   Within thirty (30) days of the implementation the Bank’s credit diagnostic system, but no later than May 31, 2008, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written asset diversification program consistent with OCC Banking Circular 255.  The program shall include, but not necessarily be limited to, the following:

(a)                                  a review of the entire balance sheet to identify any concentrations of credit;

(b)                                 a written analysis of any concentration of credit identified above in Agreement to identify and assess the inherent credit, liquidity, and interest rate risk;

(c)                                  policies and procedures to control and monitor concentrations of credit; and

(d)                                 an action plan approved by the Board to reduce the risk of any concentration deemed imprudent in the above analysis.

(2)   For purposes of this Article, a concentration of credit is as defined in the “Loan Portfolio Management” booklet of the Comptroller’s Handbook.

(3)   The Board shall ensure that future concentrations of credit are subjected to the analysis required by subparagraph (b) and that the analysis demonstrate that the concentration will not subject the Bank to undue credit or interest rate risk.

(4)   The Board shall forward a copy of any analysis performed on existing or potential concentrations of credit to the Assistant Deputy Comptroller immediately following the review.

(5)   The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

Article XI

ALLOWANCE FOR LOAN AND LEASE LOSSES

(1)   Within sixty (60) days of the date of this Agreement, the Board shall review the adequacy of the Bank’s Allowance for Loan and Lease Losses (“Allowance”) and shall establish a program for the maintenance of an adequate Allowance.  This review and program shall be designed in light of the comments on maintaining a proper Allowance found in the “Allowance for Loan and Lease Losses” booklet of the Comptroller’s Handbook, and shall focus particular attention on the following factors:

(a)                                  Compliance with the Interagency Policy Statement on the Allowance — December 13, 2006 (SR 06-17), GAAP Guidance: (FAS 114 — Accounting by Creditors for Impairment of a Loan) and (FAS 5 — Accounting for Contingencies);

(b)                                 results of the Bank’s internal loan review;

(c)                                  results of the Bank’s external loan review;

(d)                                 an estimate of inherent loss exposure on each significant credit;

(e)                                  segmentation of loan pools grouped and analyzed by loss potential, according to similar characteristics;

(f)                                    trends of delinquent, non-performing, and nonaccrual loans;

(g)                                 concentrations of credit in the Bank;

(h)                                 present and prospective economic conditions; and

(i)                                     their impact on segmented loan pools.

(2)   The program shall provide for a review of the Allowance by the Board at least once each calendar quarter.  Any deficiency in the Allowance shall be remedied in the quarter it is discovered, prior to the filing of the Consolidated Reports of Condition and Income, by additional provisions from earnings.  Written documentation shall be maintained indicating the factors considered and conclusions reached by the Board in determining the adequacy of the Allowance.

(3)   A copy of the Board’s program shall be submitted to the Assistant Deputy Comptroller for review and prior written determination of no supervisory objection.  Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the program.

(4)   The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

Article XII

INDEPENDENT LOAN REVIEW

(1)   Within sixty (60) days of the date of this Agreement, the Board shall establish an effective, independent and on-going loan review system to review, at least quarterly beginning in the second calendar quarter of 2008, the Bank’s loan and lease portfolios to assure the timely identification and categorization of problem credits.  The system shall provide for a written report to be filed with the Board after each review and shall use a loan and lease grading system consistent with the guidelines set forth in “Rating Credit Risk” and “Allowance for Loan and Lease Losses” booklets of the Comptroller’s Handbook.  Such reports shall include, at a minimum, conclusions regarding:

(a)                                  the overall quality of the loan and lease portfolios;

(b)                                 the identification, type, rating, and amount of problem loans and leases;

(c)                                  the identification and amount of delinquent loans and leases;

(d)                                 credit and collateral documentation exceptions;

(e)                                  the identification and status of credit related violations of law, rule or regulation;

(f)                                    the identity of the loan officer who originated each loan reported in accordance with subparagraphs (b) through (e) of the Article;

(g)                                 concentrations of credit;

(h)                                 loans and leases to executive officers, directors, principal shareholders (and their related interests) of the Bank; and

(i)                                     loans and leases not in conformance with the Bank’s lending and leasing policies, and exceptions to the Bank’s lending and leasing policies.

(2)   Within ninety (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program providing for the independent review of problem loans and leases in the Bank’s loan and lease portfolios for the purpose of monitoring portfolio trends, on at least a quarterly basis.  The program shall require a quarterly report to the Board.  At a minimum the program shall provide for an independent reviewer’s assessment of the Bank’s:

(a)                                  monitoring systems for early problem loan identification to assure the timely identification and rating of loans and leases based on lending officer submissions;

(b)                                 statistical records that serve as a basis for identifying sources of problem loans and leases by industry, size, collateral, concentration, indirect dealer, and individual lending officer;

(c)                                  system for monitoring previously charged-off assets and their recovery potential;

(d)                                 system for monitoring compliance with the Bank’s lending policies and laws, rules, and regulations pertaining to the Bank’s lending function; and

(e)                                  system for monitoring the adequacy of credit and collateral documentation.

(3)   A written description of the program called for in this Article shall be forwarded to the Assistant Deputy Comptroller upon implementation.

(4)   The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

(5)   The Board shall evaluate the internal loan and lease review report(s) and shall ensure that immediate, adequate, and continuing remedial action, if appropriate, is taken upon all findings noted in the report(s).

(6)   A copy of the reports submitted to the Board, as well as documentation of the action taken by the Bank to collect or strengthen assets identified as problem credits, shall be preserved in the Bank.

Article XIII

ASSET/LIABILITY MANAGEMENT POLICY

(1)   Within ninety (90) days of the date of this Agreement, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written liquidity, asset and liability management policy.  In formulating this policy, the Board shall refer to the “Liquidity” and “Interest Rate Risk” booklets of the Comptroller’s Handbook.  The policy shall provide for a coordinated asset/liability management strategy and, at a minimum, address:

(a)                                  Adequacy and timeliness of management reports that enable the Board and management to monitor the Bank’s liquidity position and maintain liquidity at an adequate level;

(b)                                 the liquidity, maturity and pledging requirements of the investment portfolio;

(c)                                  development of a comprehensive liquidity Contingency Funding Plan that includes the scenarios described in the Matters Requiring Attention included in the Report of Examination;

(d)                                 guidelines concerning the nature, extent, and purpose of the Bank’s use of brokered deposits and wholesale funding sources consistent with the Bank’s overall funds management strategies;

(e)                                  the nature, extent, purpose, and availability of Bank borrowings;

(f)                                    guidelines and limits on leveraging strategies;

(g)                                 limits on concentrations of funding and non-core funding sources; and

(h)                                 periodic review of the Bank’s adherence to the policy.

(2)   The policy shall also provide for a coordinated interest rate risk strategy and, at a minimum, address:

(a)                                  the establishment of adequate management reports on which to base sound interest rate risk management decisions;

(b)                                 establishment and guidance of the Bank’s strategic direction and tolerance for interest rate risk;

(c)                                  implementation of effective tools to measure and monitor the Bank’s performance and overall interest rate risk profile;

(d)                                 employment of competent personnel to manage interest rate risk;

(e)                                  prudent limits on the nature and amount of interest rate risk that can be taken;  and

(f)                                    periodic review of the Bank’s adherence to the policy.

(3)   Upon adoption, a copy of the written policy shall be forwarded to the Assistant Deputy Comptroller for review.

(4)   The Board, or a committee thereof, shall review the Bank’s liquidity position on a monthly basis; and interest rate risk positions at least quarterly.  Such reviews shall consider:

(a)                                  a maturity schedule of certificates of deposit, including large uninsured deposits;

(b)                                 the volatility of demand deposits and wholesale or credit sensitive liabilities;

(c)                                  the amount and type of loan commitments and standby letters of credit;

(d)                                 an analysis of the continuing availability and volatility of present funding sources, including borrowing lines from the FHLB and correspondent banks;

(e)                                  an analysis of the impact of decreased cash flow from the Bank’s loan portfolio resulting from delinquent and non-performing loans;

(f)                                    an analysis of the impact of decreased cash flow from the sale of loans or loan participations;

(g)                                 geographic disbursement of and risk from brokered deposits, and

(h)                                 the amount of earnings at risk and economic value of equity at risk, over both short and long term time horizons.

(5)   The Board, or a committee thereof, shall take appropriate action to ensure adequate sources of liquidity in relation to the Bank’s needs.  Management shall produce weekly reports that set forth liquidity requirements and sources and establish a contingency plan.  Copies of the liquidity reports shall be forwarded with the Bank’s monthly report to the Assistant Deputy Comptroller.

(6)   The Board, or a committee thereof, shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the policy developed pursuant to this Article.

Article XIV

BANK SECRECY ACT DEFICIENCIES

(1)  Within sixty (60) days of the date of this Agreement, the Board shall identify, and submit for supervisory review, a capable, full-time Bank Secrecy Act Officer who shall be vested with sufficient executive authority to fulfill the duties and responsibilities of the position and ensure the safe and sound operation of the Bank.  The person selected may be the one currently serving as the BSA officer.

(2)           Prior to the appointment of any individual to the Bank Secrecy Act Officer position, the Board shall submit to the Assistant Deputy Comptroller the following information:

(a)                                  the information sought in the “Changes in Directors and Senior Executive Officers” booklet of the Comptroller’s Corporate Manual, together with a legible fingerprint card for the proposed individual;

(b)                                 a written statement of the Board’s reasons for selecting the proposed officer; and

(c)                                  a written description of the proposed officer’s duties and responsibilities.

(3)   The Assistant Deputy Comptroller shall have the power to disapprove the appointment of the individual.  However, the lack of disapproval of an individual shall not constitute an approval or endorsement of the proposed officer.

(4)   The requirement to submit information and the prior disapproval provisions of this Article are based on the authority of 12 U.S.C. § 1818(b) and do not require the Comptroller or the Assistant Deputy Comptroller to complete his/her review and act on any such information or authority within ninety (90) days.

(5)   Within ninety (90) days of the date of this Agreement, the Board shall ensure that the Bank completes the BSA Risk Assessment, as outlined in the Internal Audit Report dated March 2007, and as outlined in the Matters Requiring Attention of the Comptroller’s Report of Examination dated June 30, 2007.  Thereafter, the BSA Risk Assessment must be reviewed, approved, and revised, as necessary, by the Board at least annually.

Article XV

CLOSING

(1)   Although the Board has agreed to submit certain programs and reports to the Assistant Deputy Comptroller for review or prior written determination of no supervisory objection, the Board has the ultimate responsibility for proper and sound management of the Bank.

(2)   It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him/her by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, estop, bar, or otherwise prevent the Comptroller from so doing.

(3)   Any time limitations imposed by this Agreement shall begin to run from the effective date of this Agreement.  Such time requirements may be extended in writing by the Assistant Deputy Comptroller for good cause upon written application by the Board.

(4)   The provisions of this Agreement shall be effective upon execution by the parties hereto and its provisions shall continue in full force and effect unless or until such provisions are amended in writing by mutual consent of the parties to the Agreement or excepted, waived, or terminated in writing by the Comptroller.

(5)   In each instance in this Agreement in which the Board is required to implement an action plan, policy, or procedure or to ensure adherence to, and undertake to perform certain obligations of the Bank, it is intended to mean that the Board shall:

(a)                                  authorize and adopt such actions on behalf of the Bank as may be necessary for the Bank to perform its obligations and undertakings under the terms of this Agreement;

(b)                                 require the timely reporting by Bank management of such actions directed by the Board to be taken under the terms of this Agreement;

(c)                                  follow-up on any non-compliance with such actions in a timely and appropriate manner; and

(d)                                 require corrective action be taken in a timely manner of any non-compliance with such actions.

(6)   This Agreement is intended to be, and shall be construed to be, a supervisory “written agreement entered into with the agency” as contemplated by 12 U.S.C. § 1818(b)(1), and expressly does not form, and may not be construed to form, a contract binding on the Comptroller or the United States.  Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the Comptroller may enforce any of the commitments or obligations herein undertaken by the Bank under his supervisory powers, including 12 U.S.C. § 1818(b)(1), and not as a matter of contract law.  The Bank expressly acknowledges that neither the Bank nor the Comptroller has any intention to enter into a contract.  The Bank also expressly acknowledges that no officer or employee of the Office of the Comptroller of the Currency has statutory or other authority to bind the United States, the U.S. Treasury Department, the Comptroller, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the Comptroller’s exercise of his supervisory responsibilities.  The terms of this Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or prior arrangements between the parties, whether oral or written.

                IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set her hand on behalf of the Comptroller.

Maryann H. Kennedy	Date
Assistant Deputy Comptroller
Maryland/National Capital Area Satellite Office

                IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

Michael Colen	Date

E.T. Conrad	Date

J. Anthony Fulkerson	Date

William P. Haggerty	Date

Grayson P. Hanes	Date

John B. Leach	Date

Richard I. Linhart	Date

David B. Morey	Date

Arthur J. Novick	Date

Robert T. Smoot	Date

Kenneth Strickland	Date